MERRILL LYNCH SPECIAL VALUE FUND, INC.

       Supplement Dated December 2, 1999 to the Statement of Additional
                        Information Dated July 22, 1999

                   Wilshire Associates - CDSC Waiver Sticker

The deferred sales charge imposed upon purchases of Class D shares for purchases over $1 million which are redeemed within one year will not be imposed upon certain institutional financial consulting and analysis organizations with which Merrill Lynch as a relationship which invest at least $3 million prior to December 31, 1999.


Code #:    10256-0799ALL(2)